UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2024
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Piedmont Lithium Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38427	36-4996461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
42 E Catawba Street Belmont, North Carolina 28012
(Address of principal executive offices and zip code)
(704) 461-8000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLL	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

Piedmont Lithium Inc. plans to post an updated corporate presentation on its website by 5:30 p.m. Eastern Time on June 2, 2024.  The updated presentation will be available at https://piedmontlithium.com/investors/presentations/.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 - Financial Statements and Exhibits

(d): Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of May, 2024.

Piedmont Lithium Inc. (Registrant)
By:	/s/ Keith D. Phillips
Name:	Keith D. Phillips
Title:	President and Chief Executive Officer